BLACKROCK LIQUIDITY FUNDS

Federal Trust Fund

(the “Fund”)

Supplement dated December 28, 2015 to the Select Shares

Prospectus of the Fund, dated February 27, 2015

Effective immediately, the Fund’s prospectus is amended as follows:

The following is added as the second paragraph of the section of the Fund’s prospectus entitled “Fund Overview — Key Facts About Federal Trust Fund — Principal Investment Strategies of the Fund”:

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities, the interest income on which, under current federal law, generally may not be subject to state income tax. This policy is a non-fundamental policy of the Fund and the Fund will not change the policy without providing shareholders with at least 60 days’ prior notice of any change in the policy.

Shareholders should retain this Supplement for future reference.

PRO-LIQ-SS1-1215SUP